UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 25, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-25455                   201777817
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                                5050 QUORUM DRIVE
                                    SUITE 700
                               DALLAS, TEXAS 75254
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (214) 321-0603
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on July 14, 2009, the Board of Directors (the "Board") of Morgan Creek Energy Corp., a Nevada corporation (the "Company"), pursuant to unanimous vote at a special meeting of the Board, authorized the execution of a letter agreement dated July 9, 2009 (the "Letter Agreement") with Formcap Corporation ("Formcap"), to purchase a 50% working interest (40.75% net revenue interest) of the Company's 81.5% leasehold interest in and to certain leases located in Curry County, State of New Mexico (the "Frio Draw Prospect Interest"). In accordance with the terms and provisions of the Letter Agreement: (i) Formcap agreed to pay the Company a $100,000 initial payment (the "Initial Payment") within five business days from the completion of its due diligence, which as of the date of this Current Report, such due diligence has been completed and the Initial Payment has been received by the Company; (ii) the balance of funds for the initial well will be advanced by FormCap to the Company within five business days from receipt of a mutually agreed upon approval for expenditure, which balance of such funds for the initial well are to be received by the Company no later than September 8, 2009; and (iii) the Initial Payment will be applied towards the total consideration to be paid by FormCap to the Company, which will include the cost of drilling and completing two wells at a total estimated cost of approximately $1,300,000.

Effective on August 25, 2009, the Company has entered into a definitive agreement with FormCap (the "Agreement"). Therefore, in accordance with the further terms and provisions of the Agreement: (i) FormCap will provide to the Company the dry hole and completion costs estimated at $650, 000 in advance of drilling the first well; (ii) upon drilling and completion of the first well, the Company will assign to FormCap a 25% working interest (20.375% net revenue interest) in the Frio Draw Prospect Interest; and (iii) upon receipt by the Company of the funds from Formcap in advance of drilling the second well, the Company will assign to FormCap the additional 25% working interest (20.375% net revenue interest). Costs associated with the drilling of all subsequent wells will be shares on an equal basis between the Company and FormCap.

Management believes that the estimated cost to FormCap for the drilling and completing the two wells is approximately $1,300,000. After the initial two wells have been drilled and completed and paid for by FormCap, the Company and FormCap will fund additional drilling on a 50/50 basis. Management believes that a total of approximately 180 wells can be potentially drilled on the Frio Draw Prospect.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.


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


(d) EXHIBITS.

    10.1 Agreement dated August 25, 2009 between Morgan Creek Energy Corp. and FormCap Corporation.

    99.1   Press Release of Morgan Creek Energy Corp. dated August 25, 2009.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MORGAN CREEK ENERGY CORP.

Date: August 26, 2009

                                   /s/ PETER WILSON
                                   ________________________________________
                                   NAME:  Peter Wilson
                                   TITLE: President/Chief Executive Officer


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